Newbuildings	12 Months Ended
Dec. 31, 2024
New buildings [Abstract]
Newbuildings
Note 13 - Newbuildings
The table below sets forth the carrying value of our newbuildings:

	For the Years Ended December 31,
(In $ millions)	2024	2023
Balance as of January 1,	5.4	3.5
Additions	359.5	1.9
Reclassification from onerous contract	(54.5)	—
Transfers to jack-up rigs (note 14)	(310.4)	—
Total newbuildings	—	5.4
During the year ended December 31, 2024, we took delivery of the newbuilding rigs "Vali" and "Var" and paid the remaining contract installments of $159.9 million per rig, which included a payment of $12.5 million per rig to accelerate the delivery dates of the two rigs. Upon delivery, we reclassified the respective onerous contract amount of $26.9 million for "Vali" and $27.6 million for "Var" to newbuildings (see Note 20 - Onerous Contracts). During the three months ended December 31, 2024, the rigs were transferred from newbuildings to jack-up drilling rigs as it was concluded that the rigs were available for use (see Note 14 - Jack-Up Drilling Rigs, net).
No rigs were delivered to the Company in the year ended December 31, 2023.

Disposals
During the year ended December 31, 2022 the Company entered into a letter of intent ("LOI") for the sale of three newbuilding jack-up rigs for $320.0 million, subject to various conditions, including entering into an agreement to give effect to the LOI. As a result of the potential sale of the three newbuilding rigs, we performed an impairment assessment in June 2022 and concluded that, based on management's best estimate of the most likely outcome, an impairment charge of $124.4 million was required to reflect the difference between the best estimate of the sales amount less costs to sell and the sum of the current capitalized cost and the expected cost to complete (level 3 fair value). In the quarter ended September 30, 2022, we entered into a sales agreement, giving effect to the previously executed LOI. The sales agreement was conditional upon various closing conditions, and the sales agreement provided that upon closing, the final proceeds from the sale would be used to pay the delivery installments of the three newbuilding jack-up rigs. During the quarter ended December 31, 2022, the sale of the three rigs was agreed and the Company recognized a gain on sale of $3.7 million (see Note 6 - Gain on Disposals).
The calculation of the impairment charge recognized during the year ended December 31, 2022 is as follows:

(In $ millions)
Three newbuildings considered in the LOI carrying value	132.0
Estimated cost to complete and respective onerous provision, net	312.4
Total	444.4
Potential sale price	320.0
Impairment charge	(124.4)
Carrying Value	7.6